For the fiscal year ended:  9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund   (Series 1)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

Ia.

1.   Name of Issuer
United Parcel Service, Inc.

2.   Date of Purchase
 11/9/99

3.   Number of Securities Purchased
  140,100

4.   Dollar Amount of Purchase
  $7,005,000

5.   Price Per Unit
  $50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Morgan Stanley

7.  Other members of the Underwriting Syndicate:

	Morgan Stanley & Co., Inc
	Goldman Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith Inc.
	Credit Suisse First Boston
Salomon Smith Barney Inc.
Warburg Dillon Read LLC
ABN Amro Incorporated
Banc of America Securities LLC
BancBoston Robertson Stephens Inc.
Bear, Sterns & Co., Inc.
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
J.C. Bradford & Co.
Chatsworth Securities LLC
Deutsche bank Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
E* Offering Corp.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Gruntal & Co., LLC
Guzman & Company
J.J.B. Hilliard, W.L. Lyons, Inc.
ING Barings LLC
Jackson Securities Incorporated
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Melvin Securities, L.L.C.
J.P. Morgan Securities Inc.
Morgan Keegan & Company, Inc.
Nesbitt Burns Securities Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Ramirez & Co., Inc.
RBC Dominion Securities Inc.
The Robinson-Humphrey Company, LLC
Charles Schwab & Co., Inc.























For the fiscal year ended:  9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund   (Series 1)

Ib.

1.   Name of Issuer
Genentech Inc.

2.   Date of Purchase
 10/20/99

3.   Number of Securities Purchased
  79,500

4.   Dollar Amount of Purchase
  $11,408,250

5.   Price Per Unit
  $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 JP Morgan
7.  Other members of the Underwriting Syndicate:

	J.P. Morgan Securities Inc.
	Goldman, Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Warburg Dillon Read LLC
	BancBoston Robertson Stephens Inc.
	Adams, Harkness & Hill, Inc.
	Bank Am Bellevue
	Bear, Stearns & Co. Inc.
	CIBC World Markets Corp.
	Credit Suisse First Boston Corporation
	Gerard Klauer Mattison & Co., Inc.
	Hambrecht & Quist LLC
	ING Barings LLC
	Lehman Brothers Inc.
	Morgan Stanley & Co. Incorporated
	Prudential Securities Incorporated
	Salomon Smith Barney Inc.
	SG Cowen Securities Corporation
	U.S. Bancorp Piper Jaffray Inc.




For the fiscal year ended:  9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund   (Series 1)

Ic.

1.   Name of Issuer
Radio Unica Communications

2.   Date of Purchase
 10/19/99

3.   Number of Securities Purchased
  10,000

4.   Dollar Amount of Purchase
  $160,000

5.   Price Per Unit
  $16.00

6.  Name(s) of Underwriter(s) or Dealer(s)

	Salomon Smith Barney Inc.
	Bear, Stearns & Co. Inc.
	Donaldson, Lufkin & Jenrette
	CIBC World Markets
	BancBoston Robertson Stephens Inc.
	Credit Lyonnais Securities (USA) Inc.
	Credit Suisse First Boston Corporation
	Deutsche Bank Securities Inc.
	A.G. Edwards & Sons, Inc.
	ING Barings LLC
	Lazard Freres & Co. LLC
	Merrill Lynch, Pierce, Fenner & Smith Incorporated
	Morgan Stanley & Co. Incorporated
	PaineWebber Incorporated
	Prudential Securities Incorporated
	Schroder & Co. Inc.
	Wasserstein Perella Securities, Inc.
	Guzman & Company
	Samuel A. Ramirez & Co., Inc.
	Raymond James & Associates, Inc.
	The Robinson-Humphrey Company, LLC




For the fiscal year ended: 9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund	(Series 1)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

Id.

1.   Name of Issuer
InsWeb

2.   Date of Purchase
 7/22/99

3.   Number of Securities Purchased
  16,300

4.   Dollar Amount of Purchase
  $277,100

5.   Price Per Unit
  $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Goldman, Sachs & Co., Robertson,
Stephens & Company, Tucker Anthony

7.  Other members of the Underwriting Syndicate:

	[Not available]







For the fiscal year ended: 9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund	(Series 1)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

Ie.

1.   Name of Issuer
Digitas Inc.

2.   Date of Purchase
 3/13/00

3.   Number of Securities Purchased
  39,900

4.   Dollar Amount of Purchase
  $957,600

5.   Price Per Unit
  $24.00

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Morgan Stanley Dean Witter

7.  Other members of the Underwriting Syndicate:

	Morgan Stanley Dean Witter
	Deutsche Banc Alex. Brown
	Banc of America Securities LLC
	Bear, Stearns & Co. Inc.
	Solomon Smith Barney Inc.




For the fiscal year ended: 9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund	(Series 1)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

Ie.

1.   Name of Issuer
AT&T Wireless Group Tracking Stock

2.  Date of Purchase
4/26/2000

3.   Number of Securities Purchased
  1,164,066

4.   Dollar Amount of Purchase
  $34,339,950

5.   Price Per Unit
  $29.50

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Merrill Lynch & Co.

7.  Other members of the Underwriting Syndicate:

	Goldman, Sachs & Co.
	Merrill Lynch & Co.
	Salomon Smith Barney Inc.
	Credit Suisse First Boston
	Lehman Brothers Inc.
	Morgan Stanley & Co.
	Banc of America Securities
	M.R. Beal & Company
	Bear, Stearns & Co.
	Chase Securities Inc.
	Deutsche Bank Securities Inc.
	Donaldson, Lufkin & Jenrette Securities
	J.P. Morgan Securities Inc.
	PaineWebber Incorporated
	Prudential Securities Incorporated
	Sanford C. Bernstein & Co.
	Thomas Weisel partners LLC
	Advanced Clearing, Inc.
	Allen & Company
	BMO Nesbitt Burns Corp.
	Blaylock & Partners
	CIBC World Markets Corp.
	A.G. Edwards & Sons, Inc.
	Fidelity Capital Markets
	First Union Securities
	FleetBoston Robertson Stephens
	Guzman & Company
	Edward D. Jones & Co.
	Lazard Freres & Co.
	RBC Dominion Securities
	SG Cowen Securities
	Muriel Siebert & Co.
	Utendahl Capital Partners
	Wasserstein Perella Securities
	Wit Soundview Corporation
	Advest, Inc.
	Robert W. Baird & Co.
	William Blair & Company
	J.C. Bradford & Co.
	Chatsworth Securities LLC
	Dain Rauscher Incorporated

	Fahnestock & Co.
	Friedman, Billings, Ramsey & Co.
	Gerard Klauer Mattison & Co.
	J.J.B. Hilliard, W.L. Lyons, Inc.
	Janney Montgomery Scott LLC
	C.L. King & Associates, Inc.
	Legg Mason Wood Walker
McDonald Investments Inc.
Morgan Keegan & Company
Needham & Company
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Pryor, McClendon, Counts & Co.
Ragen MacKenzie
Ramirez & Co.
Raymond James & Associates
The Robinson-Humphrey Company
Scott & Stringfellow
Stephens Inc.
Stifel, Nicolaus & Company
SunTrust Equitable Securities
Sutro & Co.
Tucker Anthony
C.E. Unterbert, Towbin
U.S. Bancorp Piper Jaffray
Wachovia Securities
The Williams Capital Group
Adams, harkness & Hill
Arnhold and S. Bleichroeder
George K. Baum & Company
Brean Murray & Co.
Burnham Securities
The Chapman Company
Crowell, Weedon & Co.
Davenport & Company LLC
D.A. Davidson & C.
Doft & Co.
Doley Securities
E*OFFERING Corp.
First Albany Corporation
Gabelli & Company
Gardner Rich & Co.
Gruntal & Co.
Jackson Securities
Janco Partners
Jeferies & Company
Josephthal & Co.

Kaufman Bros., L.P.
Loop Capital Markets
Mellon Financial Markets LLC
Melvin Securities Corporation
Parker/Hunter Incorporated
Brad Peery Inc.
Pennsylvania Merchant Group
Pittsburgh Institutional, Inc.
Redwood Securities Group
SBK Brooks Investment Corp.
Sanders Morris Harris
Sands Brothers & Co.
The Seidler Companies Incorporated
Sturdivant & Co.
H.C. Wainwright & Co.
Wedbush Morgan Securities
May Davis Group





For the fiscal year ended: 9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Growth Fund	(Series 1)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

If.

1.   Name of Issuer
The Goldman Sachs Group, Inc.

2.  Date of Purchase
8/1/2000

3.   Number of Securities Purchased
  1,537,800

4.   Dollar Amount of Purchase
  $153,395,550

5.   Price Per Unit
  $99.75

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Goldman Sachs

7.  Other members of the Underwriting Syndicate:

Goldman, Sachs & Co.
Banc of America Securities LLC
Bear, Stearns & Co
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
FleetBoston Robertson Stephens Inc.
Edward D. Jones & Co., L.P.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney, Inc.
Sandord C. Bernstein & Co.., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
CIBC World Markets Corp.
First Union National Bank
Guzman & Company
Lazard Freres & Co. LLC
BMO Nesbitt Burns Corp.
RBC Dominion Securities Corporation
Scotia Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Wit Soundview Corporation
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P.
Waserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
The Williams Capital Group, L.P.
Advset, Inc.

Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Chatsworth Securities LLC
Dain Rauscher Incorporated
Doley Securities, Inc.
Epoch Securities, Inc.
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
McDonald Investments Inc., A KeyCorp Company
Neuberger berman, LLC
Ormes Capital Markets, Inc.
Putnam, Lovell, de Guardiola & Thornton, Inc.
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wachovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Pryor Securities, Inc., a division of Rice Financial
   Products Company
Arnhold and S. Bleichroeder, Inc.
George K. Baum & Company
The Buckingham Research Group Incorporated
Burnham Securities Inc.
The Chapman Company
Conning & Company
Crowell, Weedon & Co.
D.A. Davidson & Co.
Doft & Co., Inc.
FAC/Equities, a division of First Albany
Fahnestock & Co., Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Security Van Kasper
First Southwest Company
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
HCFP/Brenner Securities LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.

HOWARD WEIL, a division of Legg Mason Wood Walker, Inc.
Jackson Securities Incorporated
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
Johnston, Lemon & Co., Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thalmann & Co., Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investments, Inc.
May Davis Group Inc.
Melvin Securities, L.L.C.
Mesirow Financial, Inc.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Petrie Parkman & Co., Inc.
Pryor, Counts & Co., Inc.
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, LLC
Sanders Morris Harris Inc.
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co., Ltd.
SBK Brooks Investment Corp.
Seasongood & Mayer
The Seidler Companies Incorporated
Simmons & Company International
South Beach Capital Markets Incorporated
Southwest Securities Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co., Inc.
SunTrust Equitable Securities Corporation
Sutter Securities Incorporated
SWM Securities, Inc.
C.E. Unterberg, Towbin
Walton Johnson & Company
Wedbush Morgan Securities Inc.




T:\george\N-SAR\INVP-JEN\11-00\77O series 1.doc


3

For the fiscal year ended:  9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Equity Opportunity Fund   (Series 2)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

Ia.

1.   Name of Issuer
United Parcel Service, Inc.

2.   Date of Purchase
 11/9/99

3.   Number of Securities Purchased
  4,000

4.   Dollar Amount of Purchase
  $200,000

5.   Price Per Unit
  $50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Morgan Stanley

7.  Other members of the Underwriting Syndicate:

	Morgan Stanley & Co., Inc
	Goldman Sachs & Co.
	Merrill Lynch, Pierce, Fenner & Smith Inc.
	Credit Suisse First Boston
Salomon Smith Barney Inc.
Warburg Dillon Read LLC
ABN Amro Incorporated
Banc of America Securities LLC
BancBoston Robertson Stephens Inc.
Bear, Sterns & Co., Inc.
Sanford C. Bernstein & Co., Inc.
Blaylock & Partners, L.P.
J.C. Bradford & Co.
Chatsworth Securities LLC
Deutsche bank Securities LLC
Donaldson, Lufkin & Jenrette Securities Corporation
E* Offering Corp.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Gruntal & Co., LLC
Guzman & Company
J.J.B. Hilliard, W.L. Lyons, Inc.
ING Barings LLC
Jackson Securities Incorporated
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Legg Mason Wood Walker, Incorporated
Lehman Brothers Inc.
Melvin Securities, L.L.C.
J.P. Morgan Securities Inc.
Morgan Keegan & Company, Inc.
Nesbitt Burns Securities Inc.
PaineWebber Incorporated
Prudential Securities Incorporated
Ramirez & Co., Inc.
RBC Dominion Securities Inc.
The Robinson-Humphrey Company, LLC
Charles Schwab & Co., Inc.





For the fiscal year ended:  9/30/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
	Prudential Jennison Equity Opportunity Fund   (Series 2)

SUB-ITEM 77-0

  EXHIBITS

    Transactions Effected Pursuant to Rule 10f-3

Ib.

1.   Name of Issuer
Aviron

2.   Date of Purchase
 4/4/2000

3.   Number of Securities Purchased
  23,200

4.   Dollar Amount of Purchase
  $522,000

5.   Price Per Unit
  $22.50

6.   Name(s) of Underwriter(s) or Dealer(s)
From whom Purchased
 Morgan Stanley Dean Witter

7.  Other members of the Underwriting Syndicate:

Morgan Stanley & Co.
Bear, Stearns & Co.
U.S. Bancorp Piper Jaffray Inc.
Adams, Harkness & Hill, Inc.
Chase Securities Inc.
CIBC World Markets Corp.
Deutsche Bank Securities
A.G. Edwards & Sons
First Union Securities
Janney Montgomery Scott LLC
Edward D. Jones & Co.
Leerink Swann & Company
PaineWebber Incorporated
Prudential Securities Incorporated
Punk, Ziege & Company
SG Cowen Securities





T:\george\N-SAR\INVP-JEN\11-00\77O series 2.doc